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                                           EXHIBIT 10-21













                          AMENDMENT NO. 1

                                to

                 THE RETIREMENT PLAN FOR DIRECTORS

                                of

             NEW YORK STATE ELECTRIC & GAS CORPORATION

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          The Retirement Plan for Directors of New York
     State Electric & Gas Corporation (the "Plan") is hereby amended, effective as of February 11, 1994, as follows:

               1. Article 8 of the Plan is amended to read, in its entirety, as follows:

          8) Funding

               There shall be no funding of any amounts to be paid pursuant to this Plan; provided, however, that the Corporation, in its discretion, may establish a trust to pay such amounts, which trust shall be subject to the claims of the Corporation's creditors in the event of the Corporation's bankruptcy or insolvency; and provided, further, that the Corpora-tion shall remain responsible for the payment of any such amounts which are not so paid by any such trust.